SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 26, 2002

GENESIS MICROCHIP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31376	77-0584301
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 Gold Street Alviso, California	95002
(Address of principal executive offices)	(Zip Code)

(408) 262-6599
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

On August 26, 2002, Genesis Microchip Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company had approved a stock repurchase program. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

99.1	Press release of Genesis Microchip Inc. issued on August 26, 2002.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS MICROCHIP INC.

By:	/s/ JAMES DONEGAN
James Donegan Chief Executive Officer

Date: September 3, 2002

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EXHIBIT INDEX

Exhibit Number
99.1	Press release of Genesis Microchip Inc. issued on August 26, 2002.

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